Accrued Expenses And Other Liabilities - Summary of Other Non-current Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Uncertain tax position	¥ 174,113	$ 26,683	¥ 61,388
Operating lease liabilities non-current portion	11,957	1,833	121,601
Others	6,202	951	6,242
Total	¥ 192,272	$ 29,467	¥ 189,231